UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2025

Pioneer Bancorp, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38991	83-4274253
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

652 Albany Shaker Road, Albany, New York	12211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (518) 730-3025

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	PBFS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events
On December 17, 2025, Pioneer Bancorp, Inc. (“Pioneer”), a leading financial institution in New York’s Capital Region, announced it has adopted a new stock repurchase program. Under the repurchase program, Pioneer may repurchase up to 5% of its outstanding common stock, or 1,254,027 shares of its common stock. This is Pioneer’s second stock repurchase program since completing its mutual holding company reorganization and related stock offering. Pioneer has also completed its initial stock repurchase program. Under the program, Pioneer repurchased 1,298,883 shares, or approximately 5%, of its then outstanding common stock. The shares were repurchased at an average price of $11.83 per share.
Shares may be repurchased in open market or private transactions, through block trades, or pursuant to any trading plan that may be adopted in accordance with Rule 10b5-1 of the Securities and Exchange Commission (the “SEC”). The repurchase program has no expiration date.
Repurchases will be made at management’s discretion at prices management considers to be attractive and in the best interests of both Pioneer and its stockholders, subject to the availability of stock, general market conditions, the trading price of the stock, alternative uses for capital, and Pioneer’s financial performance.  Open market purchases will be subject to the limitations set forth in Rule 10b-18 of the SEC and other applicable legal requirements.

The timing and amount of share repurchases under the repurchase program may be suspended, terminated or modified by Pioneer at any time for any reason, including market conditions, the cost of repurchasing shares, the availability of alternative investment opportunities, liquidity, and other factors deemed appropriate. These factors may also affect the timing and amount of share repurchases. Pioneer is not obligated to repurchase any particular number of shares or any shares in any specific time period.
A copy of the press release announcing the stock repurchase program is included as exhibit 99.1 to this report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release of Pioneer Bancorp, Inc. dated December 17, 2025
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PIONEER BANCORP, INC.
DATE: December 17, 2025	By:	/s/ Patrick J. Hughes
Patrick J. Hughes
Executive Vice President and Chief Financial Officer